EXHIBIT 10.85.11

ELEVENTH AMENDMENT

TO

CREDIT AGREEMENT

Dated as of June 28, 2006

This ELEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is among MICROSEMI CORPORATION, a Delaware corporation (the “Borrower”), the several financial institutions party to the Credit Agreement referred to below (collectively, the “Lenders”; individually, a “Lender”), and COMERICA BANK, as administrative agent for the Lenders (the “Administrative Agent”).

PRELIMINARY STATEMENTS:

(1) The Borrower, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of April 2, 1999, as amended by the First Amendment to Credit Agreement dated as of June 25, 1999, the Second Amendment to Credit Agreement dated as of February 14, 2000, the Third Amendment to Credit Agreement dated as of April 2, 2001, the Fourth Amendment to Credit Agreement dated as of May 25, 2002, the Fifth Amendment to Credit Agreement dated as of December 5, 2002, the Sixth Amendment to Credit Agreement dated as of December 10, 2003, the Seventh Amendment to Credit Agreement dated as of March 31, 2004, the Eighth Amendment to Credit Agreement dated as of March 31, 2004, the Ninth Amendment to Credit Agreement dated as of March 29, 2005, and the Tenth Amendment to Credit Agreement dated as of June 1, 2006 (as so amended the “Credit Agreement”; capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement).

(2) The Borrower has requested that the Administrative Agent and the Lenders make certain amendments to the Credit Agreement.

(3) The Administrative Agent and the Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower.

NOW, THEREFORE in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) The following definition is added to Section 1.1 in the appropriate alphabetical sequence as follows:

“ ‘Special Permitted Investments’ means any of the following:

(a)	Direct obligations of, and obligations fully guaranteed by, the government of the United States of America or direct agencies of the federal government, as well as government chartered corporations that have either borrowing capacity at the United States Treasury, or a call on United States Treasury funds to support debt payments;

(b)	Direct obligations of, and obligations fully guaranteed by, any state or territory of the United States of America with a credit quality of A1/P1- or AA- by Standard & Poor’s (or equivalent);

(c)	Obligations of any municipal body within the United States of America with a credit quality rating of at least A1/P1- or AA- by Standard and Poor’s (or equivalent);

(d)	Senior or preferred classes of pass-through securities registered under the Securities Act of 1933 (Act), or issued under Rule 144A, with a credit quality rating of at least AA- by Standard & Poor’s (or equivalent);

(e)	Obligations of any corporation that maintains a subordinated debt credit quality rating of at least A1 or A+ by Standard & Poor’s (or equivalent);

(f)	Investment securities issued (guaranteed) by a financial institution that is a member of the Federal Reserve System, provided that said institution is:

(i)	Ranked among the 100 largest United States institutions by assets (as listed by the American Banker in its most current listing); or,

(ii)	An institution with equity of at least $500,000,000; or,

(iii)	An institution that meets the credit requirements stated elsewhere in this section.

(g)	Investment securities issued (guaranteed) by any non-US financial institution, provided that said institution is:

(i)	Ranked among the 50 largest in the world by assets (as listed by the American Banker in its most current listing); or,

(ii)	An institution with equity of at least $750,000,000.

(h)	Public Securities Association (PSA) repurchase agreements, master notes or deposits with counter parties that meet the credit requirements stated elsewhere in this section; and

(i)	Shares in open-ended money market mutual funds as defined under Rule 2a-7 of the Investment Company Act of 1940.”

(b) Section 7.2.5(b) is amended and restated in its entirety as follows:

“(b) Cash Equivalent Investments and Special Permitted Investments;”

2. Conditions to Effectiveness. The amendments in Section 1 of this Amendment shall be effective as of the date hereof, subject to the Administrative Agent’s receipt of the following on or before June 28, 2006:

(a) counterparts of this Amendment executed by the Administrative Agent, the Borrower and all Lenders;

(b) a Consent of Guarantors, in form and substance satisfactory to the Agent, duly executed by each Guarantor; and

(c) such other documentation as the Administrative Agent or any Lender shall reasonably request.

3. Representations and Warranties. The Borrower represents and warrants as follows:

(a) Authority; Enforceability. The Borrower has the requisite corporate power and authority to execute, deliver and perform this Amendment, and to perform its obligations under the Credit Agreement as amended hereby. The execution, delivery and performance by the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, have been duly approved by the Board of Directors of the Borrower and no other corporate proceedings on the part of the Borrower are necessary to consummate such transactions. This Amendment has been duly executed and delivered by the Borrower. Each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

(b) Loan Document Representations and Warranties. The representations and warranties contained in each Loan Document are true and correct on and as of the date hereof, before and after giving effect to this Amendment, as though made on and as of such date (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(c) Absence of Default. No event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

4. Reference to and Effect on the Loan Documents.

(a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed account of this Amendment.

[end of Amendment; signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMERICA BANK, as Administrative Agent

By:	/s/ Jennifer S. Seto
Name:	Jenifer S. Seto
Title:	V.P.

Address:	Comerica Bank
500 North State College Boulevard
Suite 570
Orange, CA 92868
Telephone: 714-940-6767
Facsimile: 714-940-6719
Attention: Jennifer S. Seto

COMERICA BANK, as a Lender

By:	/s/ Jennifer S. Seto
Name:	Jenifer S. Seto
Title:	V.P.

Address:	Comerica Bank
500 North State College Boulevard
Suite 570
Orange, CA 92868
Telephone: 714-940-6767
Facsimile: 714-940-6719
Attention: Jennifer S. Seto

This Amendment is approved and
accepted as of the date first above written

MICROSEMI CORPORATION

By:	/s/ David R. Sonksen
Name:	David R. Sonksen
Title:	Executive Vice President,
Chief Financial Officer,
Treasurer and Secretary